Exhibit 10.36
AMENDMENT NO. 1
TO TERMINATION AGREEMENT AND RELEASE

This Amendment No. 1 to the Termination Agreement and Release is entered into as of
December 28, 2021, between The Falkirk Mining Company, an Ohio corporation (“Falkirk”),
NoDak Energy Investments Corporation, a Nevada corporation (“NoDak”), and Great River
Energy, a Minnesota cooperative corporation (“GRE”).

RECITALS

WHEREAS, Falkirk and GRE have entered into a Termination and Release Agreement, dated as of June 30, 2021, (the “Agreement”);

WHEREAS, NoDak is a party to the Agreement for purposes of Section 4, Section 12 and Section 17; and

WHEREAS, Falkirk, NoDak and GRE desire to amend the Agreement as hereinafter provided.

AGREEMENT

NOW, THEREFORE, it is agreed as follows:

1.     Section 15.e. of the Agreement is amended to read as follows:

e.     by either GRE or Falkirk, upon Notice to the other Party, if the transactions contemplated at the Closing have not been consummated by September 30, 2022 (the “Outside Date); provided that neither Party will be entitled to terminate this Agreement pursuant to this if such Party’s breach of this Agreement has prevented the consummation of the transactions contemplated by this Agreement.

[Remainder of page intentionally left blank]

Exhibit 10.36

IN WITNESS WHEREOF, the Parties have executed Amendment No. 1 to the Agreement effective as of December 28, 2021.

GREAT RIVER ENERGY,
a Minnesota cooperative corporation

By: /s/ Eric J. Olsen

Printed Name: Eric J. Olsen

Title: Vice President and General Counsel

THE FALKIRK MINING COMPANY,
an Ohio corporation

By: /s/ John D. Neumann

Printed Name: John D. Neumann

Title: Secretary

NODAK ENERGY INVESTMENTS CORPORATION,
a Nevada corporation

By: /s/ John D. Neumann

Printed Name: John D. Neumann

Title: Secretary
2